Exhibit 99.1

Exhibit 99.1

Presentation to Investors

June 22, 2004

Forward Looking Statements and Regulation G Information

Certain statements made in this presentation constitute forward- looking statements within the meaning of the Private Securities Litigation Reform Act, regarding the company’s future plans, objectives, and expected performance. Statements that are not historical facts, including statements accompanied by words such as “believe,” “expect,” “estimate,” “intend,” or “plan” are intended to identify forward- looking statements and convey the uncertainty of future events or outcomes. The company cautions that any such forward-looking statements are based on assumptions that the company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Specific factors that may cause actual results to differ are set forth in the Company’s filings with the SEC.

This presentation includes references to Adjusted EBITDA, a non-GAAP financial measure. The Company’s definition of Adjusted EBITDA and a reconciliation of 1Q 2004 Adjusted EBITDA to GAAP measures are present in the Company’s 10Q for the first quarter of 2004, which can be reviewed on the Company’s web site, www.constar.net.

Management Representatives

Michael Hoffman

Chief Executive Officer

James Cook

Chief Financial Officer

Meeting Agenda

I. Introduction Michael Hoffman

II. 1Q 2004 Performance Update James Cook

III. Market Update Michael Hoffman

IV. Near Term Objectives and Strategy Michael Hoffman

V. Technology Update Michael Hoffman

Introduction

Michael Hoffman Chief Executive Officer

Overview

1Q 2004 Performance Update

• Volume and profitability in line with target

• Internal operational targets exceeded

Industry and Market Update

• Pricing environment continues to be challenging

• US PET market growth is still attractive

Near term objectives and strategy

• Optimize capacity utilization

• Disciplined and profitable capacity expansion

• Margin improvement

• Cash management and leverage reduction over time

• Be industry’s lowest cost producer, with preferred quality and service

1Q2004 Performance Update

James Cook Chief Financial Officer

1Q2004 Operational Performance Recap

Manufacturing performance targets exceeded

90% capacity utilization of modern assets

Closure of Birmingham and Reserve plants, equipment reconfiguration and transition completed; savings being realized

Enhancement of forecasting with software and better processes

Inventory levels reduced substantially from 2003

First Oxbar licensing arrangement, in Pacific Rim

1Q2004 Financial Performance Recap

14% revenue growth supported by:

• 17% overall volume growth

– Conventional growth 16% (US) – multi-serve CSD, water

– Conventional growth 25% (Europe) – preform sales

– Custom growth of 3.5%

• Resin pass-throughs

• Favorable exchange rate movements

Decline in GPM and EBIT rate influenced by:

• Unfavorable factors:

– Price losses estimated at $3-4 mil; price reductions undertaken to renew contracts and meet competitive prices

– Unfavorable inventory absorption

• Favorable factors:

– Cost savings from restructuring that started 2H03

– Reduced spending on warehousing and material handling

Comparative Income Statement: 2004 vs. 2003, Q1

First Quarter

2004 2003

Total revenues 191.7 168.8

Cost of goods sold 169.4 142.7

Depreciation 12.9 14.0

Gross Profit 9.4 12.1

% of total revenues 4.9% 7.1%

SG & A 6.3 4.8

Research and development 1.4 1.4

Other expenses (income) net 0.8 0.1

Foreign exchange adjustments 0.0 0.0

EBIT 0.9 5.8

% of total revenues 0% 3%

Adjusted EBITDA (1) 14.3 20.4

% of total revenues 7% 12%

(1) Adjusted EBITDA as defined by Senior Secured Credit Agreement

2004 Full Year Guidance

Adjusted EBITDA target range of $65—$70 million for the year

• Based on estimated conventional growth of between 8-12%

• Custom volumes are expected to be flat on the year

• Based on projected net loss of $22.5 million to $27.5 million, interest expense of approximately $40 million and depreciation and amortization expense of $52.5 million

Full year capex budget of $24—$28 million

•$ 9 mil spent in 1Q2004

Market Overview

Michael Hoffman

Chief Executive Officer

Investment Highlights

Constar:

• Is a strong player in Conventional and Custom PET

• Has the technology, experience, and skills needed to grow in new PET technology arena:

– Oxygen barrier, Hotfill, Design capability

• Has a low cost structure already and plans for continuous further improvements.

We aim to:

• Expand our low-cost structure to serve both conventional and custom PET markets

– Grow stronger from the synergies:

• Between custom and conventional segments

• Between low cost structure and new technology

• Improve margins through disciplined investments and addressing cost / complexity issues

• Participate in the organic growth of our conventional customers

• Capture key conversions that require our proprietary technologies

Current Environment

Industry fundamental dynamics remain challenging, but are improving:

• Further customer consolidations

• Large sophisticated buyers

• Too many players, emphasizing the need for consolidation

• Increased availability of off the shelf technology

HOWEVER

• Utilization levels are increasing

• Capacity expansion more disciplined

• Converters more focused on margin and contract terms improvement to justify further investment

Current Environment (cont’d)

2003 changed attitudes about the industry:

• Weak year for soft drinks and conversions

• Challenging industry conditions

1Q2004 was a period of serious assessment

• Generally better volume trend versus 2003 – recovery and growth

• However, weaker earnings registered in PET packaging industry

• Public acknowledgment made by major players on various structural difficulties in the industry

• Various strategic themes: pricing discipline, investment discipline, returns focus, rationalization, divestment and disinvestment

Market Outlook (cont’d)

PET packaging market is still growing

• 12% unit growth expected in 2004

• 9% CAGR of PET packaging market estimated until 2007

Source: SBA-CCI (www.sba-cci.com)

Market Outlook (cont’d)

Market growth expected in single serve presentations for convenience-focused consumers

• Small size PET (< .5L) for distribution in convenience, supermarkets and club stores

• Smaller bottles of juices, teas, isotonic drinks, water

Growth of single serve bottled water

• New finishes to reduce cost of bottle and closure

Conversion opportunities from glass

• Evaluation of cost benefit dynamics for brand owners (breakage, logistics)

• Consumer preference for lightweight, shatter resistant PET

• Retailers’ and clubstores’ preference for innovative presentations, shatter resistance, lighter-weights

Custom

• Delayed conversions

• Technology evaluations ongoing

• Glass conversions in iced tea have been slow but are starting

• Margins on custom are lower than expected, but still attractive

Beer

• European market beginning to make significant conversions

• North American market stalled

Near Term Objectives and Strategy

Constar’s near-term objectives

Optimize capacity utilization through market growth and new contracts that meet our investment and contract term requirements.

Disciplined and profitable capacity expansion primarily targeted at exploitation of our preferred technologies and conversions from other materials to plastic.

Seek margin improvement where costs are not optimal, where complexity has driven increased operating expenses, and where non-resin suppliers are passing through price increases.

Continue our strict cash management focus and reduce leverage over time.

Be the industry’s lowest cost producer with preferred quality and service.

Best Cost Producer Program

Future competitiveness and profitability demands that we be the low cost producer in our industry Characteristics of low cost operations:

• Large plants:

– Broad distribution of overhead costs

– Efficient logistics and material handling

– Located near our customers

• High Speed Equipment:

– High speed, flexible equipment, low $/capacity output

– Efficient layouts for minimal manning

• Synergy between existing assets and capabilities for conventional business and new custom business

• Process Engineering

Lower Cost Differentiation

Broad Overall Low Cost Broad

Range of Leadership Differentiation

Buyers Strategy Strategy

Best-Cost

Producer

Strategy

Buyer Focused

Segment Focused

Differentiation

or Niche Low Cost Strategy

Strategy

Product

Best Cost Producer Program (cont’d)

Leverage on optimally sized plants serving major population areas and production centers

4 hour perimeter

Technology Update

Key Technology Updates

Monolayer Oxbar

1Based on Constar’s internal tests

– Clarity significantly improved and commercially marketable

– Cost advantaged versus comparable technologies

– Completed FDA Food Contact Notification process

– Now available commercially

Key Technology Updates

Panel-less Hotfill

– Successful commercial trial conducted with large consumer product company

– Other trials scheduled

– Commercialized non-liquid

nitrogen-dosed (LN2) Arizona hotfill

water package

Investment Summary

Constar:

• Is a strong player in Conventional and Custom PET

• Has the technology, experience, and skills needed to grow in new PET technology arena:

– Oxygen barrier, Hotfill, Design capability

• Has a low cost structure already and plans for continuous further improvements.

We aim to:

• Expand our low-cost structure to serve both conventional and custom PET markets

– Grow stronger from the synergies:

• Between custom and conventional segments

• Between low cost structure and new technology

• Improve margins through disciplined investments and addressing cost / complexity issues

• Participate in the organic growth of our conventional customers

• Capture key conversions that require our proprietary technologies

Presentation to Investors

June 22, 2004